September 29, 1998


Mr. J. Bruce Whittaker
President/Chief Executive Officer
Greene County Savings Bank
P. O. Box 470
Main and Church Streets
Catskill, New York 12414


Dear Bruce:

Based upon published professional survey data of similarly situated publicly-traded financial institutions operating in the relevant markets as of October 1, 1998, with respect to the total cash compensation (base salary and annual incentive) for executive officers and total compensation for Directors of the Bank, such compensation, viewed as a whole on an individual basis, is reasonable and proper in comparison to the compensation provided to similarly situated publicly-traded financial institutions, and that, with respect to the amount of shares of Common Stock expected to be reserved under the ESOP, Stock Award Plan, and Stock Option Plan as a whole, such amounts reserved for granting are reasonable in comparison to similar publicly-traded financial institutions.

Please call me with any questions.

Sincerely,



Warren A. Kerper

WAK/km

Enc.

cc:      Jo Ellen Paolini
         Bob Pomerenk
         Bill Strahan

Purpose


|X| Greene County Savings Bank (Greene County) has retained the services of William M. Mercer, Inc. to review the total cash compensation plan (base salary and bonus) for the executive officers as well as Greene County's Board of Directors' compensation and provide an "opinion letter" regarding the reasonableness of pay.

Findings


Executives

| | Greene County Savings Bank's asset size is approximately $143 million. We examined proxy statements of similar sized banks and mutual holding companies in the Northeast or Mid-Atlantic region. We also gathered data from published survey sources on financial institutions with $100 - $250 million in assets.

      - Base salary for Greene County Savings Bank's top four executives tends to be below the market, ranging from 74.6% to 91.6% of the market median.

      - Greene County has not had an incentive award within the last three years, therefore, total cash compensation is also below market.


| | The marketpricing results for the top four executives are summarized on the following page. Detailed information is included in the Appendix.


| | Greene County Savings Bank is planning to reserve up to 8% of the minority shares of common stock for the Employee Stock Ownership Plan (ESOP), 4% for stock grants and 10% for stock options. This practice is comparable to similar institutions which have issued stock.

Executive Marketpricing

------------------------------------------------------------------------------------------------------------------------------------

                       -------------------------------------------------------------------------------------------------------------
                                Greene County Savings Bank                                    Market Results
                       -------------------------------------------------------------------------------------------------------------
                                                                     ----------------------------------------
                                                                                   Base Salary
                                                                     ----------------------------------------



                         Current     1997 Annual      1997 Annual                                                            Total
                       Base Salary  Incentive ($)    Incentive (%)       25th        Market        75th        Average   Annual Cash
Name/Position                                                         Percentile     Median     Percentile    Incentive
------------------------------------------------------------------------------------------------------------------------------------
J. Bruce Whittaker
President & CEO ........$125,000          $0              0.0%         $126,332     $148,522     $170,368       10.0%       $148,492

Edmund L. Smith
VP/Treasurer ........... $73,500          $0              0.0%          $78,774      $91,248      $99,764       14.8%       $104,831

Bruce P. Egger
VP/Secretary ........... $72,000          $0              0.0%          $62,148      $78,571      $92,129       13.3%       $70,476

Daniel T. Sager
VP/Lending ............. $62,500          $0              0.0%          $72,426      $83,756     $106,387        8.9%       $111,247
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------

--------------------------------------------------------------
                 Greene County to Market
--------------------------------------------------------------

--------------------------------------------------------------

                                Greene County     Greene
                                    Base/      County Total
                                Market Median  Cash/ Market
Name/Position                       Base        Total Cash
--------------------------------------------------------------
J. Bruce Whittaker
President & CEO ....................84.2%          84.2%

Edmund L. Smith
VP/Treasurer .......................80.5%          70.1%

Bruce P. Egger
VP/Secretary .......................91.6%         102.2%

Daniel T. Sager
VP/Lending .........................74.6%          56.2%

--------------------------------------------------------------

--------------------------------------------------------------

--------------------------------------------------------------------------------

Board of Directors Compensation


| | William M. Mercer reviewed Board of Directors' compensation by comparing published survey information and peer institution information.


| | In comparing retainer and meeting fees, Greene County Savings Bank's fees are within the competitive ranges and appear reasonable.

--------------------------------------------------------------------------------

Board of Directors Compensation

----------------------- ---------------------- --------------------- ----------------------------------------------
                                                      Total                            Retainers
                                                                     ----------------------------------------------
                                                  Annual Median
Survey Source                   Scope              Compensation              Median                  Range

----------------------- ---------------------- ---------------------  ------------------------  ---------------------
The Conference           $100 - $499
Board .........           million assets            $19,350                 $10,000            $1,500 - $25,000

ECS ....................  Under $2 Billion           $12,000                 $6,000             $5,000 - $10,800

Peer Institutions ......                                                     $4,000             $1,800 - $14,400

-----------------------  --------------------- ---------------------  ------------------------  ---------------------

Holding Company ........                                                      $6,000

-----------------------  --------------------- ---------------------  -----------------------   ---------------------


----------------------- ---------------------------------------------
                                        Meeting Fees
                        ---------------------------------------------

Survey Source                  Median                  Range

----------------------- ---------------------- ----------------------

The Conference
Board .....................    $1,000             $3,000 - $7,000

ECS .......................     $500                $300 - $900

Peer Institutions ......... $400 (Board)            $250 - $600
                             $150 - $275            $100 - $650
                             (Committee)


----------------------- ---------------------- ----------------------

Holding Company ..........   $500 (Board
                           and Committee)
----------------------- ---------------------- ----------------------

Appendix
--------------------------------------------------------------------------------

    - Methodology


    - Executives: Published Survey and Proxy Statement Summary Findings by Position


    - Executives: Proxy Statement Detailed Comparisons


    - Board of Directors: Peer Institutions Detail

Methodology
--------------------------------------------------------------------------------

    - The services of William M. Mercer, Inc. were engaged to gather various compensation survey and proxy statement information. Survey sources included:

         William M. Mercer, Inc.--Finance, Accounting & Legal
         Watson Wyatt--Financial Institutions
         SNL--Executive Compensation in Thrift Institutions
         BAI--Executive Compensation
         Coopers & Lybrand--Compensation in Financial Services
         KPMG - Northeast Banking Industry


    - The preferred profile is:

         Financial institutions industry
         $100 million to $250 million in assets

--------------------------------------------------------------------------------


     - The specific peer group for Greene County includes:

                       Institution                                                Location                        Asset Size (mil)
                       -----------                                                --------                        ----------------
                       Savings Bank of the Finger Lakes MHC ..................... Geneva, NY                           $ 248
                       Alliance Bancorp of New England .......................... Vernon, CT                           $ 247
                       Elmira Savings Bank ...................................... Elmira, NY                           $ 231
                       Peoples Home Savings Bank MHC ............................ Beaver Falls, PA                     $ 218
                       Pathfinder Bancorp, Inc. MHC ............................. Oswego, NY                           $ 197
                       Peekskill Financial Corp. ................................ Peekskill, NY                        $ 183
                       SFS Bancorp Inc. ......................................... Schenectady, NY                      $ 174
                       Harbor Federal Bancorp, Inc. ............................. Baltimore, MD                        $ 219
                       First Carnegie Deposit MHC ............................... Carnegie, PA                         $ 163
                       AFSALA Bancorp, Inc. ..................................... Amsterdam, NY                        $ 160
                       GSB Financial Corp. ...................................... Goshen, NY                           $ 117
                       Prestige Bancorp, Inc. ................................... Pleasant Hills, PA                   $ 143
                       Delaware First Financial Corp. ........................... Wilmington, DE                       $ 113

    - The median asset size for these peer institutions was $183 million.


Notes to the Methodology

    - Compensation for the top three executives are disclosed in proxy statement (peer group) data.

    - All survey data was updated to October 1, 1998 by a factor of 4.5%. The source of the update factor is William M. Mercer, Inc.'s 1997 - 1998 Compensation Planning Survey- Executive Compensation.

             Executives:      Published Survey Detail and Proxy
                              Statement Summary by Position

Greene County Savings Bank                  Surveys were  updated to: 10/01/1998
Executive Marketpricing $000                         by a factor of: 4.5%
9/28/98


-------------------------------------------------------------------------------------------




Title     Survey                           Survey Position     Scope Measure

-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Pres/CEO

          BAI
          Executive Compensation           CEO                 Mid Atlantic, Assets
                                                               $100-250M

          SNL
          Thrift Institutions              CEO                 Mid Atlantic, Assets $less than 250M

          KPMG
          Northeast Banking Industry       CEO                 Assets $100-250M


          Proxy Peers                      Position #1         Median Assets: $183




-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                 Market Rates
                       --------------------------------
                                 Base Salary
                       --------------------------------
Title                25th %ile  50th %ile  75th %ile Annual     Total Annual
         Sample Size                                 Incentive      Cash
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Pres/CEO


                11       $124.2     $166.3    $178.2     10.3%       $175.0



                25                                                   $132.5


                6        $135.0     $147.8    $178.3


                17       $119.8     $131.5    $154.6      9.8%       $138.0

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              Average:   $126.3     $148.5    $170.4     10.0%       $148.5
--------------------------------------------------------------------------------

Greene County Savings Bank                  Surveys were  updated to: 10/01/1998
Executive Marketpricing $000                               by a factor of: 4.5%
9/28/98


------------------------------------------------------------------------------------------




Title     Survey                           Survey Position     Scope Measure

------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
VP/Treasurer

          BAI
          Executive Compensation           CFO                 Mid Atlantic, Assets
                                                               $100-250M

          SNL
          Thrift Institutions              CFO                 All Banks, Assets $ less than 250M

          KPMG
          Northeast Banking Industry       CFO                 Assets $100-250M


          Proxy Peers                      Position #2         Median Assets: $201




------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                                                             Market Rates
                                                   --------------------------------
                                                             Base Salary
                                                   --------------------------------
Title     Survey                                    25th %ile  50th %ile  75th %ile Annual     Total Annual
                                       Sample Size                                  Incentive      Cash
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
VP/Treasurer

          BAI
          Executive Compensation            8        $77.8      $84.2     $104.8     10.1%        $92.9


          SNL
          Thrift Institutions               4                                                    $109.1

          KPMG
          Northeast Banking Industry        20       $79.8      $86.4      $94.8


          Proxy Peers                       7                   $103.1               19.4%       $112.5

                                                   ---------------------------------------------------------
                                                   ---------------------------------------------------------

                                          Average:   $78.8      $91.2      $99.8     14.8%       $104.8
------------------------------------------------------------------------------------------------------------

Greene County Savings Bank                  Surveys were  updated to: 10/01/1998
Executive Marketpricing $000                                by a factor of: 4.5%
9/28/98


------------------------------------------------------------------------------------------




Title     Survey                           Survey Position     Scope Measure

------------------------------------------------------------------------------------------

VP/Secretary

          Coopers & Lybrand
          Comp in Finanical Services       Top Admin           Assets$ less than 500M

          Wyatt
          Financial Institutions           Chief Admin Officer Assets$ less than 1B




------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------
                                                                                Market Rates
                                                      --------------------------------
                                                                Base Salary
                                                      --------------------------------
Title     Survey                                      25th %ile  50th %ile  75th %ile Annual     Total Annual
                                         Sample Size                                  Incentive      Cash
---------------------------------------------------------------------------------------------------------------
VP/Secretary

          Coopers & Lybrand
          Comp in Finanical Services           8        $62.1      $70.5      $92.1     13.3%        $70.5

          Wyatt
          Financial Institutions                                   $86.7

                                                      ---------------------------------------------------------
                                                      ---------------------------------------------------------

                                             Average:   $62.1      $78.6      $92.1     13.3%        $70.5
---------------------------------------------------------------------------------------------------------------

Greene County Savings Bank                  Surveys were  updated to: 10/01/1998
Executive Marketpricing $000                                by a factor of: 4.5%
9/28/98


---------------------------------------------------------------------------------------------




Title     Survey                           Survey Position     Scope Measure

---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
VP/Lending

          BAI
          Executive Compensation           Sr Lending Exec     Mid Atlantic, Assets
                                                               $100-250M

          SNL
          Thrift Institutions              Sr Lending Exec     Mid Atlantic, Assets $ less than 250M

          KPMG
          Northeast Banking Industry       Top Lending Officer Assets $100-250M




---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                                         Market Rates
                                               --------------------------------
                                                         Base Salary
                                               --------------------------------
Title     Survey                                25th %ile  50th %ile  75th %ile Annual     Total Annual
                                    Sample Size                                 Incentive      Cash
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
VP/Lending

          BAI
          Executive Compensation        10       $71.3      $86.4     $110.2      8.9%        $99.4


          SNL
          Thrift Institutions           25                                                   $123.1

          KPMG
          Northeast Banking Industry    17       $73.6      $81.1     $102.6

                                               ---------------------------------------------------------
                                               ---------------------------------------------------------

                                      Average:   $72.4      $83.8     $106.4      8.9%       $111.2
--------------------------------------------------------------------------------------------------------

             Executives:      Proxy Statement
                              Detailed Comparisons


--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

Data as of

 FY-end    Institution Name                         Location         TSR  Assets  Position       Rank         Name
                                                                           (Mil)

--------------------------------------------------------------------------------------------------------------------------

 12/31/97 SAVINGS BANK OF THE FINGER LAKES MHC     Geneva, NY      328.20 $ 248  Pres/CEO        1    G. Thomas Bowers

 12/31/97  ALLIANCE BANCORP OF NEW ENGLAND          Vernon, CT      193.05 $247  Pres/CEO        1    Joseph H. Rossi

 12/31/97  ELMIRA SAVINGS BANK                      Elmira, NY      94.26  $231  Pres/CEO        1    John C. Brugler

 12/31/97  PEOPLES HOME SAVINGS BANK MHC            Beaver Falls,   34.82  $218  Pres/CEO        1    James P. Wetzel, Jr.
                                                    PA
 12/31/97  PATHFINDER BANCORP INC MHC               Oswego, NY      245.85 $197  Pres/CEO        1    Chris C. Gagas

  6/30/97  PEEKSKILL FINANCIAL CORP                 Peekskill, NY   27.93  $183  Chair/CEO       1    Eldorus Maynard

 12/31/97  SFS BANCORP INC                          Schenectady, NY 139.31 $174  Pres/Chair/CEO  1    Joseph H. Giaquinto

  3/31/97  HARBOR FEDERAL BANCORP INC               Baltimore, MD   37.17  $219  Pres/CEO        1    Robert A. Williams

  3/31/97  FIRST CARNEGIE DEPOSIT MHC               Carnegie, PA       NA  $163  Pres/CEO        1    Walter G. Kelly

  9/30/97  AFSALA BANCORP INC                       Amsterdam, NY      58  $160  Pres/CEO        1    John M. Lisicki

  9/30/97  GSB FINANCIAL CORP                       Goshen, NY      11.97  $117  Pres/CEO        1    Clifford E. Kelsey, Jr

 12/31/97  PRESTIGE BANCORP INC                     Pleasant        101.47 $143  Pres/CEO        1    Robert S. Zyla
                                                    Hills, PA
 12/31/97  DELAWARE FIRST FINANCIAL CORP            Wilmington, DE     NA  $113  Pres/CEO        1    Ronald P. Crouch


                                        Average (1)                        $186

                                         Median (1)                        $183

                                25th Percentile (1)                        $152

                                75th Percentile (1)                        $225


           Greene County Savings Bank                                      $143  President/CEO   1    J. Bruce Whittaker


                GCS as a % of Average                                       77.0%
                GCS as a % of Median                                        78.1%

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

Data as of                                                     Annual Compensation
                                                   --------------------------------------------
 FY-end    Institution Name                            Salary            Incentive     Total
                                                              Incentive
                                                                Dollars   Percent
-----------------------------------------------------------------------------------------------

 12/31/97 SAVINGS BANK OF THE FINGER LAKES MHC      $168,562                         $168,562

 12/31/97  ALLIANCE BANCORP OF NEW ENGLAND          $137,981                         $137,981

 12/31/97  ELMIRA SAVINGS BANK                      $119,556   $ 5,000         4.2%  $124,556

 12/31/97  PEOPLES HOME SAVINGS BANK MHC            $140,594   $15,000        10.7%  $155,594

 12/31/97  PATHFINDER BANCORP INC MHC               $185,000                         $185,000

  6/30/97  PEEKSKILL FINANCIAL CORP                 $121,000   $ 9,308         7.7%  $130,308

 12/31/97  SFS BANCORP INC                          $179,664   $16,170         9.0%  $195,834

  3/31/97  HARBOR FEDERAL BANCORP INC               $114,750   $38,242        33.3%  $152,992

  3/31/97  FIRST CARNEGIE DEPOSIT MHC               $139,850   $30,000        21.5%  $169,850

  9/30/97  AFSALA BANCORP INC                       $131,492                         $131,492

  9/30/97  GSB FINANCIAL CORP                       $129,611                         $129,611

 12/31/97  PRESTIGE BANCORP INC                     $ 88,000                         $ 88,000

 12/31/97  DELAWARE FIRST FINANCIAL CORP            $120,000                         $120,000


                                        Average (1) $136,620   $18,953     14.4%     $145,368

                                         Median (1) $131,492   $15,585      9.8%     $137,981

                                25th Percentile (1) $119,778   $ 8,231       6.8%     $127,084

                                75th Percentile (1) $154,578   $32,061     24.4%     $169,206


           Greene County Savings Bank               $125,000   $    -       0.0%     $125,000


                GCS as a % of Average                   91.5%       0.0%       0.0%      86.0%
                GCS as a % of Median                    95.1%       0.0%       0.0%      90.6%



--------------------------------------------------------------------------------------------------------------------------

Data as of

 FY-end    Institution Name                         Location         TSR  Assets  Position       Rank         Name
                                                                          (Mil)
--------------------------------------------------------------------------------------------------------------------------

 12/31/97  ALLIANCE BANCORP OF NEW ENGLAND          Vernon, CT      193.05 $247   Exec VP/SLO    2     Patrick J. Logiudice
  6/30/97  PEEKSKILL FINANCIAL CORP                 Peekskill, NY   27.93  $183   Pres/COO       2     William J.
                                                                                                       LaCalamito
  3/31/97  HARBOR FEDERAL BANCORP INC               Baltimore, MD   37.17  $219   Treasurer/CFO  2     Norbert J. Luken
 12/31/97  DELAWARE FIRST FINANCIAL CORP            Wilmington, DE     NA  $113   Exec VP/COO    2     Jerome P. Arrison



                                        Average (1)                        $191
                                         Median (1)                        $201
           Greene County Savings Bank                                      $143   VP/Treasurer       2 Edmund L. Smith


                GCS as a % of Average                                       75.1%
                GCS as a % of Median                                        71.1%

-------------------------------------------------------------------------------------------------

Data as of                                                  Annual Compensation
                                                -------------------------------------------------
 FY-end      Institution Name                    Salary      Incentive      Incentive   Total
                                                              Dollars        Percent
-------------------------------------------------------------------------------------------------
 12/31/97    ALLIANCE BANCORP OF NEW ENGLAND     $105,186                             $105,186

  6/30/97    PEEKSKILL FINANCIAL CORP            $117,500     $ 9,038        7.7%     $126,538

  3/31/97    HARBOR FEDERAL BANCORP INC          $ 91,364     $28,506       31.2%     $119,870

 12/31/97    DELAWARE FIRST FINANCIAL CORP       $101,000                             $101,000



                                                 $103,763     $18,772       19.4%     $113,149

                                                 $103,093     $18,772       19.4%     $112,528


                                                 $ 73,500        -           0.0%     $ 73,500

                                                     70.8%        0.0%       0.0%         65.0%

                                                     71.3%        0.0%       0.0%         65.3%



                  Board of Directors: Peer Institutions Detail

Greene County Savings Bank
Board of Directors Compensation
9/23/98

----------------------------------------------------------------------------------------------------------------------
                                                                   Board        Board
                                                     Annual       Meeting      Meeting     Committee     Committee
Bank                                                  Retainer    Fee-Low      Fee-High      Fee-Low      Fee-High
----                                                  --------    -------      --------      -------      --------

SAVINGS BANK OF THE FINGER LAKES MHC*                  4,000        250                        150           150
ALLIANCE BANCORP OF NEW ENGLAND                        1,800        250                        150           250
ELMIRA SAVINGS BANK                                    6,000        250                        150           150
PEOPLES HOME SAVINGS BANK MHC*                         14,400                                  100           100
PATHFINDER BANCORP INC MHC*                                         600                        400           400
PEEKSKILL FINANCIAL CORP                                            500                        500           650
SFS BANCORP INC                                                     550                        425           550
HARBOR FEDERAL BANCORP INC                             9,000
FIRST CARNEGIE DEPOSIT MHC                             2,000
AFSALA BANCORP INC
GSB FINANCIAL CORP                                                  500                        300           300
PRESTIGE BANCORP INC                                                                           150           150
DELAWARE FIRST FINANCIAL CORP                          2,000        300                                      300

                                              MEDIAN   4,000        400                        150           275
                                             AVERAGE   5,600        400                        258           300

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------


Bank                                         Stock Options    Chairman Retainer
----                                         -------------    -----------------

SAVINGS BANK OF THE FINGER LAKES MHC*
ALLIANCE BANCORP OF NEW ENGLAND
ELMIRA SAVINGS BANK                                           Chairman retainer of $12,000
PEOPLES HOME SAVINGS BANK MHC*
PATHFINDER BANCORP INC MHC*
PEEKSKILL FINANCIAL CORP
SFS BANCORP INC                                               Chairman retainer of $3,600
HARBOR FEDERAL BANCORP INC
FIRST CARNEGIE DEPOSIT MHC
AFSALA BANCORP INC
GSB FINANCIAL CORP
PRESTIGE BANCORP INC
DELAWARE FIRST FINANCIAL CORP




----------------------------------------------------------------------------------------------

*Subsidiary board data

Contents
--------------------------------------------------------------------------------

Purpose...........................................................


Findings..........................................................

   _  Executives

   _  Board of Directors


Appendix..........................................................

                           Greene County Savings Bank
--------------------------------------------------------------------------------
                        Executive and Board of Directors
                               Compensation Review



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
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                                  October 1998

                         William M. Mercer, Incorporated
                                 120 East Avenue
                               Rochester, NY 14604
                                 (716) 325-2870